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                                                                   EXHIBIT 23(a)


                       Consent of Independent Accountants


         We hereby consent to the incorporation by reference in the Prospectus constituting part of this Registration Statement on Form S-3 of our report dated January 29, 1997 appearing on page 27 of Omnicare, Inc.'s Annual Report on Form 10-K/A for the year ended December 31, 1996. We also consent to the reference to us under the heading "Experts" in such Prospectus.

/s/ Price Waterhouse LLP
------------------------
    Price Waterhouse LLP

Cincinnati, Ohio
March 16, 1998




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